Exhibit 99.2 TRANSFORMATION GROWTH SHAREHOLDER VALUE I N V E S T O R D A Y 2 0 2 2 C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 1

TODAY'S AGENDA

VISION + STRATEGY OVERVIEW
Chandra Holt, President & Chief Executive Officer

CUSTOMER JOURNEY + STORE EXPANSION
Strengthen the Core
Rodney Lastinger, President of Retail

GROWTH + OPPORTUNITY
Evolve the Credit Business
TJ Fenton, Chief Credit Officer

eCOMMERCE + DIGITAL EXPERIENCE
Accelerate Growth
Chandra Holt, President & Chief Executive Officer

FINANCES + KPIs + SHAREHOLDER VALUE
George Bchara, Chief Financial Officer

CONN'S HOMEPLUS + THE FUTURE
Norm Miller, Executive Chairman

Q&A



CONN'S HOMEPLUS INVESTOR DAY 2022
2

FORWARD LOOKING STATEMENTS & OTHER DISCLOSURE MATTERS C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 3

VISION + STRATEGY OVERVIEW

Chandra Holt, President & Chief Executive Officer

CONN'S HOMEPLUS INVESTOR DAY 2022 4

CONN’S HOMEPLUS IS A TOP CONSUMER RETAILER WITH MORE THAN $1 BILLION IN REVENUE * 1 1 * LTM REVENUE SEGMENT MIX PAYMENT OPTIONS LTM RETAIL CATEGORY MIX ($B) (% of revenue) (%) Fiscal Year 1 $1.6B LTM* Revenue 3 1.6 0.3 6 In-house Fiscal Year Financing 16 $4.19 LTM* GAAP EPS 41 51% 126 1.3 8 PL Credit 34 2 Card** Portfolio $1.1B 18% Home Appliance Cash FY 2022 Furniture & Mattress 20% Consumer Electronics 82% Retail Stores 157 *** LTO Computers 18% Credit 11% Other *Last Twelve Months as of FY22Q3 1 10-K/10-Q (LTM based upon internal sales) ** Private Label Credit Card C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 5 2 As of 10.31.21 *** Lease-to-Own

EVOLVING TO SERVE OUR CUSTOMER NEEDS FOR 132+ YEARS

EASTHAM PLUMBING & HEATING — CONN'S — CONN'S HOMEPLUS*



1890

PLUMBING & HEATING

Conn's began as a small plumbing and heating company in Beaumont, Texas.



1930's

APPLIANCES

Conn's began selling appliances like refrigerators and gas ranges.



1960's

CREDIT & FINANCING OFFERED

In 1962 Conn's repair service and maintenance operations was founded.

Conn Credit Corporation was founded two years later.



2008

START OF GEO EXPANSION

Continued expansion across the South.

*Initiated Conn's HomePlus® in 2012 – a larger store format showcasing a wider range of products.



2016

BUSINESS MODEL PROFESSIONALIZATION

Built out infrastructure and business systems to support transition from a local retailer to larger regional player



2022 & beyond

Because change and innovation is woven into our DNA, Conn's HomePlus is positioned for incredible growth over the next ten years.

CONN'S HOMEPLUS INVESTOR DAY 2022 6

OUR CURRENT BUSINESS AND OPERATIONAL CAPABILITIES REFLECT CORE CUSTOMER NEEDS


Financial Access
ATTRACTION
Customers
RETENTION
White Glove Next Day Delivery
In-house Product Repair Service

CONN'S HOMEPLUS INVESTOR DAY 2022
7

WE CAN LEVERAGE THESE CAPABILITIES TO RETAIN CORE CUSTOMERS AND ATTRACT NEW CUSTOMER SEGMENTS

Conn's HomePlus

CONTINUE

Financial Access Customers — ~62%

KEY CAPABILITIES

- Financial Access
- White Glove Next-Day Delivery
- In-house Product Repair Service

Fast & Reliable Customers — ~38%

KEY CAPABILITIES

- White Glove Next-Day Delivery
- In-house Product Repair Service

IMPROVE

- Pricing
- Assortment

RE-IMAGINE

- Digital Capabilities
- Unified Commerce
- Brand

CONN'S HOMEPLUS INVESTOR DAY 2022

8

Our vision is everyone deserves a home they love. Our mission is to elevate your home life to home love. C C O O N N N N ’’ S S H H O O M M E E P P L L U U S S I I N N V V E E S S T T O O R R D D A A Y Y 2 2 0 0 2 2 2 2 9

WE WILL GROW INTO OUR NEW MISSION THROUGH THREE STRATEGIC PRIORITIES 1 2 3 Strengthen Enhance the Accelerate the Core Credit Business eCommerce Growth C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 10

OUR 3 YEAR PRIORITIES

By delivering on our strategic priorities, we believe that we can substantially grow our business.

~$2.0-2.2B	High Single Digit
REVENUE GOAL	EBIT MARGIN GOAL
EVOLVING OUR VALUE PROPOSITION TO ATTRACT MORE CUSTOMERS	WEAVING ESG INTO WHO WE ARE



CONN'S HOMEPLUS INVESTOR DAY 2022
11

CUSTOMER JOURNEY STORE EXPANSION STRENGTHEN THE CORE Rodney Lastinger, President of Retail C C O O N N N N ’’ S S H H O O M M E E P P L L U U S S I I N N V V E E S S T T O O R R D D A A Y Y 2 2 0 0 2 2 2 2 12

THE CUSTOMER JOURNEY Product Assortment Service & Selection Delivery & Pricing Repair & Purchase C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 13

ASSORTMENT & PRICING
PRODUCT SELECTION & PURCHASE
DELIVERY
SERVICE & REPAIR
CUSTOMER JOURNEY

Conn's HomePlus

TODAY, WE HAVE AN ASSORTMENT OF LARGELY BETTER-BEST

	GOOD	BETTER	BEST	PREMIUM / SPECIAL ORDER
 HOME APPLIANCES	◐	●	●	○
 FURNITURE & MATTRESS	◐	●	●	○
 SAMSUNG QLED CONSUMER ELECTRONICS	◐	●	●	◐
 NEW CATEGORIES Home Improvement, Fitness, Micro-mobility	◔	◔	◔	○

14

- ASSORTMENT & PRICING
- PRODUCT SELECTION & PURCHASE
- DELIVERY
- SERVICE & REPAIR
- CUSTOMER JOURNEY

TOMORROW, CONN'S HOMEPLUS WILL OFFER
AN EXPANDED ASSORTMENT AND PRICING SPECTRUM

GOOD	BETTER	BEST	PREMIUM / SPECIAL ORDER
			
<$1,000	$1,000 - $3,000	$3,000 - $5,000	$5,000+

15

ASSORTMENT & PRICING
PRODUCT SELECTION & PURCHASE
DELIVERY
SERVICE & REPAIR
CUSTOMER JOURNEY

Conn's HomePlus

SUCCESSFULLY LAUNCHED CONN'S HOMEPLUS' FIRST PRIVATE LABEL BRAND IN 2021

DREAMSPOT

#1 SELLING MATTRESS BRAND	**Good to Better** PRICE RANGE (QUEEN MATTRESS)
12 ITEM ASSORTMENT	**~$25M** PROJECTED YEAR 1 SALES



DREAMSPOT FY22 Q3 BALANCE ON SALE*


60%
50%
40%
30%
20%
10%
0%
56%
35%
% of Units
% of Dollars

*Mattress and box spring sales excluding clearance

16

ASSORTMENT & PRICING
PRODUCT SELECTION & PURCHASE
DELIVERY
SERVICE & REPAIR
CUSTOMER JOURNEY

Conn's HomePlus

OUR EMPLOYEES ARE WELL-INCENTIVIZED TO ACHIEVE EXCELLENCE IN CUSTOMER SERVICE AND PRODUCT KNOWLEDGE

MEDALLIA RETAIL INDUSTRY BENCHMARKS


67
57
Conn's HomePlus NPS
Industry Average NPS

Front Line Expertise

Integration with eCommerce

In-house Financing Options

17

ASSORTMENT OUR DELIVERY NETWORK AND INVENTORY AVAILABLE FOR NEXT- & PRICING DAY DELIVERY WILL ALLOW US TO SCALE UP SEAMLESSL Y PRODUCT SELECTION & PURCHASE Conn’s HomePlus current footprint 15 DELIVERY STATES SERVICE & Currently servicing REPAIR >70% OF POPULATION IN THOSE STATES CUSTOMER JOURNEY 18

ASSORTMENT & PRICING OUR DISTRIBUTION CAPABILITIES ARE INDUSTRY-LEADING & DRIVE BEST-IN-CLASS DELIVERY SPEED PRODUCT DISTRIBUTION CENTER : STORE RATIO SELECTION & PURCHASE 1:14 0.08 0.07 1:17 0.06 DELIVERY 1:21 0.05 0.04 0.03 1:43 SERVICE & 1:49 1:52 REPAIR 0.02 1:84 1:93 0.01 - Conn's Pure Play Pure Play Big Box 1 Big Box 2 Big Box 3 Rent to Own 1 Pure Play CUSTOMER Furniture 1 Furniture 2 Furniture 2 JOURNEY C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 19 Distribution Centers per Store

ASSORTMENT & PRICING

PRODUCT SELECTION & PURCHASE

DELIVERY

SERVICE & REPAIR

CUSTOMER JOURNEY

OUR RELIABLE, SPEEDY INSTALLATION & SERVICE HAS CREATED CUSTOMER LOYALTY AND BOOSTED OUR ONLINE REPUTATION

Conn's HomePlus

REPAIR NPS

~70

Conn's HomePlus
In-house Service Team
YTD

REPAIR TIME

7 days Conn's HomePlus In-house Service Team YTD	14 days Industry AVG

95% of Appliance and TV Repairs are performed by Conn's HomePlus employees



20

ASSORTMENT & PRICING

PRODUCT SELECTION & PURCHASE

DELIVERY

SERVICE & REPAIR

CUSTOMER JOURNEY

UNIFIED SERVICE APPROACH THAT BUILDS CUSTOMER CONNECTIVITY AND LOYALTY

Empowered
to resolve customer pain points

Knowledgeable
to assist with all shopping needs

Accountable
to drive high- level NPS results

Engaged
to take care of customer needs

Our dedicated sales associates are empowered to delight our customers beyond their expectations throughout their entire shopping journey.

21

VIDEO PLACEHOLDER C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 22

ANIMATED MAP C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 23

STORE GROWTH HAS BEEN HISTORICALLY STRONG 220 200 STORE COUNT 180 170-175 STORE GROWTH 158 CONSIDERATIONS 160 146 137 140 Test Small 123 116 113 120 Store Format 103 100 90 79 80 68 65 Test Layouts 60 40 New Markets 20 0 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022F 2023P New Stores 3 11 11 13 10 3 7 14 9 12 ~15 Store Growth 5% 16% 14% 14% 10% 3% 6% 11% 7% 8% ~10% C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 24

A SUCCESSFUL NEW STORE OPENING REQUIRES THREE KEY COMPONENTS


MATTRESSES
Conn's
HomePlus

Optimized Real Estate Selection and Renewals


Conn's
HomePlus

Effective Go-to-Market Plan and Support



Strong Customer Value Proposition

CONN'S HOMEPLUS INVESTOR DAY 2022

MARKET ECONOMICS OF OPENING A NEW STORE NEW STORE NEW STORE COSTS METRICS TO BUILD $5-7M ~$4M Average annual sales New store operating 2 for new stores breakeven 3-4 yrs. ~$0.3M Expected time until 1 Pre-opening SG&A expense new store maturity ~$1M 1-3 yrs. 3 Payback period Net capital investment 1. Starts ~6 months prior to opening 2. Represents standard box size/layout C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 3. New store Gross Capital Expenditure is $1.7-2.5M 26

OUR CURRENT FOOTPRINT WILL BENEFIT FROM STRONG DEMOGRAPHIC TAILWINDS 240 221 220 TOP STATES BY NET DOMESTIC MIGRATION 200 Thousands of Residents; Change from July 1, 2020–July 1, 2021 180 170 Conn’s HomePlus Existing Footprint 160 140 120 93 100 89 80 65 61 60 51 49 40 32 25 20 0 Florida Texas Arizona N. Carolina S. Carolina Tennessee Georgia Idaho Utah Nevada C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 Source: U.S. Census Bureau and Wells Fargo Economics 27

Our strong core model is scalable across new markets. C C O O N N N N ’’ S S H H O O M M E E P P L L U U S S I I N N V V E E S S T T O O R R D D A A Y Y 2 2 0 0 2 2 2 2 28

GROWTH OPPORTUNITY ENHANCE THE CREDIT BUSINESS TJ Fenton, Chief Credit Officer C C O O N N N N ’’ S S H H O O M M E E P P L L U U S S I I N N V V E E S S T T O O R R D D A A Y Y 2 2 0 0 2 2 2 2 29

CREDIT BUSINESS HAS A SOLID FOUNDATION WITH ROOM TO GROW Payment Options Strong In-house Opportunities Digital Financing Performance Overview Ahead Experience C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 30

PAYMENT OPTIONS OVERVIEW

STRONG IN-HOUSE FINANCING PERFORMANCE

OPPORTUNITIES AHEAD

DIGITAL EXPERIENCE

CONN'S OFFERS A MARKET LEADING PAYMENT OPTION SET

Conn's HomePlus

	20% Cash	18% PL Credit Card	51% In-House Financing	11% Lease to Own
Product Type	Cash or Personal Credit Card	Private Label Revolving Credit card	Installment loan	Lease with buyout option
Product Summary	Cash at sale	Highest credit quality $2k-6.5k credit limit 0% for 12-60 months 19.99% APR on Revolving balance	Most used financing option $1.5k-7.5k installment loan 0% for 12 months option 19% - 36% APR 36-month term	Most accessible financing option Average $1.5k credit limit Typically 12 -18 month lease No interest if paid in full within 90 days
Financially Responsible Party	N/A	Synchrony	Conn's	American First Financial & Acima

* Based upon Q3 FY22 LTM

31

PAYMENT OPTIONS OVERVIEW

STRONG IN-HOUSE FINANCING PERFORMANCE

OPPORTUNITIES AHEAD

DIGITAL EXPERIENCE

Conn's HomePlus

CONN'S HOMEPLUS UNDERWRITES & CARRIES A PORTFOLIO OF DEBT, ENABLING IN-HOUSE FINANCING

$1.1B PORTFOLIO BALANCE[1]	22.6% NET YIELD[2]	TARGET ~1,000bps SPREAD	COMPLIANCE LAYERS OF DEFENSE
~40-50% of business from existing customers[2]	19-36%[2] APR Varies by state[2]	Currently performing above target	Board level Compliance Committee alignment with key areas of the business
~$670M/yr. Originations[2]	9.6% Losses–6 mos. Significant improvements to credit quality of originations	Operating margin opportunity as portfolio grows	Compliance involvement in the design of new processes
36-mos. Typical Term		Improve financials associated with in-house financing	Perform monthly monitoring of 50+ areas covering origination, servicing and collections

1. As of Oct 31, 2021
2. Based upon LTM

32

PAYMENT OPTIONS IN-HOUSE FINANCING ORIGINATIONS OVERVIEW SHIFTING UP CREDIT SPECTRUM 35% STRONG IN-HOUSE 30% FINANCING PERFORMANCE Q3 FY20 Q3FY22 25% 20% OPPORTUNITIES 15% AHEAD 10% 5% DIGITAL 0% EXPERIENCE <525 525 - 549 550 - 579 580 - 619 620 - 659 660 - 699 700 - 850 C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 33 In-House Amount Financed Distribution

SIGNIFICANT UNDERWRITING IMPROVEMENTS PAYMENT OPTIONS BOOSTED ORIGINATION QUALITY OVERVIEW 50% ENHANCED CREDIT strategy launched COVID-19 DRIVEN credit tightening 40% STRONG IN-HOUSE C FINANCING B PERFORMANCE 30% D A 20% OPPORTUNITIES AHEAD 10% 0% Q1 FY20 Q2 FY20 Q3 FY20 Q4 FY20 Q1 FY21 Q2 FY21 Q3 FY21 Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 YoY Chg in Conn's -7.9% 1.0% -5.4% -10.9% -18.5% -38.8% -27.9% -28.7% -2.1% 37.2% 31.0% DIGITAL Financed Sales EXPERIENCE % A % B % C % D Low Risk High Risk C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 34 Percent of Originations by Risk Grade

PAYMENT OPTIONS 80% OF CURRENT IN-HOUSE PORTFOLIO BOOKED UTILIZING OVERVIEW POST-COVID UNDERWRITING STRATEGIES 100% STRONG IN-HOUSE FINANCING PERFORMANCE 75% 80% Post-Covid Underwriting 100% Pre-Covid Rules 50% Underwriting Rules OPPORTUNITIES AHEAD 25% 0% Jan 20 Oct 21 DIGITAL Aged 4+ yrs FY17 FY18 FY19 FY20 FY21 FY22 EXPERIENCE *Aged accounts were booked 4+ years prior to each period C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 35

PAYMENT OPTIONS KEY PORTFOLIO RISK INDICATORS HAVE SHOWN OVERVIEW SIGNIFICANT IMPROVEMENT TOTAL REAGE NET BALANCE % PORTFOLIO 60+ % DELINQUENCY STRONG IN-HOUSE 30% 31% 15% FINANCING Credit PERFORMANCE Tightening Reage Policy 14% Change 13% 25% 12% 11% OPPORTUNITIES 10% AHEAD 9% 20% Reage Policy 8% Change Stimulus Ending 7% & Seasonality 18% 6% 15% DIGITAL EXPERIENCE C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 36 Feb-18 Aug-18 Feb-19 Aug-19 Feb-20 Aug-20 Feb-21 Aug-21 Feb-18 Aug-18 Feb-19 Aug-19 Feb-20 Aug-20 Feb-21 Aug-21

PAYMENT OPTIONS THESE EFFORTS HAVE ENABLED CONN’S HOMEPLUS OVERVIEW TO ACHIEVE OUR TARGET SPREAD 25.0% STRONG IN-HOUSE 20.0% FINANCING PERFORMANCE 15.0% 10.4% 9.2% 10.0% 5.0% OPPORTUNITIES AHEAD 0.0% FY20 LTM -5.0% -10.0% DIGITAL -15.0% EXPERIENCE Yield Charge-off, net Spread C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 37

PAYMENT SEVERAL GROWTH OPPORTUNITIES EMERGE ACROSS OPTIONS OVERVIEW OUR CREDIT OFFERINGS 1 OPTIMIZING CORE BUSINESS STRONG IN-HOUSE 2 PURSUING OPPORTUNITIES FINANCING 60% PERFORMANCE 3 CONTINUED FOCUS 50% 40% OPPORTUNITIES 30% AHEAD 20% 10% 0% DIGITAL <550 550-659 660-850 EXPERIENCE FICO Bands 1. PL Credit Card allocated to 660-850 C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 38 2. LTO allocated to <550 3. Marketplace comparison based upon unsecured installment lending Financed Sales Distribution Marketplace Conn’s

1 OPTIMIZING CORE BUSINESS

PAYMENT OPTIONS OVERVIEW
STRONG IN-HOUSE FINANCING PERFORMANCE
OPPORTUNITIES AHEAD
DIGITAL EXPERIENCE

SEVERAL OPPORTUNITIES TO CONTINUE OPTIMIZATION OF CONN'S HOMEPLUS LOAN


Credit Offer Engine
Additional Data Sources Attributes
Improved Fraud Tools
Continually Enhanced Underwriting Strategies



39

2 PURSUING OPPORTUNITIES PAYMENT OPTIONS OVERVIEW WORKING TO BETTER SERVE 660+ CUSTOMER SEGMENT % 6 $400 STRONG IN-HOUSE Total FINANCING CAGR Improved offer strategy $350 PERFORMANCE including: promotional rates, $300 $116 APR, term and credit limit $102 $250% 8 $200 In-house Financing OPPORTUNITIES Explore opportunities to $150 CAGR AHEAD better integrate with PL Credit $237 $216 $100 Card partners and optimize customer experience $50% 5 $- PL Credit FY2020 LTM Card CAGR DIGITAL EXPERIENCE Synchrony Conn's PL Credit Card In-house Financing C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 40 CAGR based upon 1.75 yrs Amount Financed $MM

1 OPTIMIZING CORE BUSINESS CURRENT IN-HOUSE APR STRATEGY IS PAYMENT SUBOPTIMIZED FOR >660 CUSTOMERS 2 PURSUING OPPORTUNITIES OPTIONS OVERVIEW 50% STRONG IN-HOUSE 45% FINANCING 40% PERFORMANCE 35% 30% 25% 20% OPPORTUNITIES 15% AHEAD 10% 5% 0% 550-579 580-619 620-659 660-699 700-850 DIGITAL 1 OPTIMIZING CORE BUSINESS 2 PURSUING OPPORTUNITIES EXPERIENCE C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 41 Market data based on installment loans booked within Conn’s footprint between July and Sept CY 2021 Weighted Avg. APR Market In-house

3 CONTINUED FOCUS PAYMENT CONTINUED FOCUS ON OUR OPTIONS OVERVIEW <550 CUSTOMER SEGMENT $300 7% STRONG IN-HOUSE Total New partnerships drove FINANCING CAGR $250 PERFORMANCE significant improvement in LTO captured sales $200% $59 -23 $150 In-house $93 Continued opportunity to Financing OPPORTUNITIES CAGR $100 AHEAD integrate customer experience $140 and optimize portfolio $50 $85 of offerings % $- 33 FY2020 LTM LTO* CAGR DIGITAL LTO Conn's LTO In-house Financing EXPERIENCE C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 42 42 CAGR based upon 1.75 yrs *LTO = Lease to Own Amount Financed $MM

PAYMENT OPTIONS OVERVIEW
STRONG IN-HOUSE FINANCING PERFORMANCE
OPPORTUNITIES AHEAD
DIGITAL EXPERIENCE

EXCITING DIGITAL OPPORTUNITIES & INTERLOCKS WITH eCOMMERCE INVESTMENT

Conn's HomePlus

		Prior State	Current - Future State
Digital ID	DIGITAL ID VERIFICATION	Manually Verified	Digitally Verified
	DIGITAL APPLICATION	Longer credit application, multiple fields and screens Fields not pre-populated	Streamlined application, including pre-populated fields
Enhanced Application	LTO APPLICATION	Not included in Credit Card or In-House Financing application	Singular Application for all payment options, including LTO
	PREQUALIFICATION	Available for In-house financing	Available for all payment options
Offers	PAYMENT OPTIONS	Only shows 1 payment option Best fit determined by customers credit eligibility	All available payment options are displayed Customer identifies which best meets their needs
	OFFER	Promotional financing focused on 0%	Enhanced promotional financing to include fixed rates and term variability

43

ECOMMERCE DIGITAL EXPERIENCE ACCELERATE GROWTH Chandra Holt, President & Chief Executive Officer C C O O N N N N ’’ S S H H O O M M E E P P L L U U S S I I N N V V E E S S T T O O R R D D A A Y Y 2 2 0 0 2 2 2 2 44

OUR DIGITAL LANDSCAPE Current Full Digital State Potential Experience C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 45

HISTORICAL eCOMMERCE PERFORMANCE: CURRENT SUCCESSFUL RECENT GROWTH STATE GROWTH ACROSS ALL PRODUCT CATEGORIES ($M) 70 58 60 50 75 Total FULL POTENTIAL 40 4.5x 30 20 13 10 DIGITAL 0 EXPERIENCE FY2020 LTM Appliances Furniture & Mattress Electronics Computers (Home Office) Other C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 46

GAP TO FAIR SHARE / HEAD ROOM CURRENT STATE Market Parity Opportunity Category Level Opportunity >$500M 60% Gap at category level represents significant 50% opportunity 3-Year Goal FULL 40% POTENTIAL >$300M 30% 20% 10% 0% DIGITAL Appliances Furniture Electronics EXPERIENCE Conn's Market C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 47 Market penetration data from Statista eComm Penetration

CURRENT STATE

FULL POTENTIAL

DIGITAL EXPERIENCE

HOW WILL WE GROW THE BUSINESS?

Traffic × Conversion × AOV = REVENUE

Traffic	Conversion	AOV	REVENUE
25M+	22bps	$930	LTM $58M

Improving conversion will drive an increase in revenue

~150bps → 3-YEAR GOAL >$300M

48

CURRENT STATE

FULL POTENTIAL

DIGITAL EXPERIENCE

Conn's HomePlus

OUR ECOMMERCE BUSINESS IS COMPRISED OF THREE COMPONENTS



Product Value Proposition

Assortment | Pricing



Distribution Capabilities

Fast Delivery | Delivery Cost | In Stock



Digital Experience

Digital Capabilities | Unified Commerce

49

CURRENT STATE

FULL POTENTIAL

DIGITAL EXPERIENCE

UNIFIED COMMERCE STREAMLINES CUSTOMER INTERACTIONS AND BUSINESS PROCESSES INTO ONE SYSTEM



MULTI-CHANNEL
Different Systems
Brick + Mortar
eCommerce
OMNI-CHANNEL
Connected Systems
Brick + Mortar
eCommerce
Unified Commerce
One System
Brick + Mortar
eCommerce

50

Our digital strategy is the foundation of our sales goals. C C O O N N N N ’’ S S H H O O M M E E P P L L U U S S I I N N V V E E S S T T O O R R D D A A Y Y 2 2 0 0 2 2 2 2 51

OUR STRATEGIC PRIORITIES WILL ENHANCE VALUE FOR OUR SHAREHOLDERS 1 2 3 Strengthen Enhance the Accelerate the Core Credit Business eCommerce Growth C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 52

WE ARE REBRANDING CONN’S HOMEPLUS Our rebrand is our strategic accelerator that will modernize our brand and better support our value proposition. C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 53

OUR 3 YEAR PRIORITIES

By delivering on our strategic priorities, we believe that we can substantially grow our business.

~$2.0-2.2B REVENUE GOAL	High Single Digit EBIT MARGIN GOAL
EVOLVING OUR VALUE PROPOSITION TO ATTRACT MORE CUSTOMERS	WEAVING ESG INTO WHO WE ARE



CONN'S HOMEPLUS INVESTOR DAY 2022

54

FINANCES + KPIS + SHAREHOLDER VALUE

George Bchara, Chief Financial Officer

CONN'S HOMEPLUS INVESTOR DAY 2022 55

OUR CORE RETAIL BUSINESS HAS DELIVERED RECENT PERFORMANCE STRONG REVENUE GROWTH OVER THE PAST 2 YEARS 3 YEAR AMBITION % $1.2B $1.3B 5 Retail FY20 Retail LTM Retail CAGR* Revenue Revenue CAPITAL CONSIDERATIONS *CAGR is 1.75 years C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 56

WE HAVE GROWN REVENUES WHILE CAPTURING RECENT ADDITIONAL CUSTOMER SEGMENTS PERFORMANCE * $191M Upmarket Revenue 3 YEAR Growth AMBITION $141M High Risk Financing Reduction CAPITAL CONSIDERATIONS *CAGR is 1.75 years C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 57

RECENT PERFORMANCE
3 YEAR AMBITION
CAPITAL CONSIDERATIONS

RETAIL GROSS MARGINS DECLINED AS SALES MIX SHIFTED TOWARDS CASH / THIRD-PARTY FINANCING

Retail Gross Margin
(% Revenue)


40.0%
37.1%
40%
38
36
34
32
30
FY20
In-house RSA Attach Decline
Assortment & Promotion
Supply Chain Impact
LTM

290 bps

Decline in retail gross margin


~50% bps
In-house RSA Attach Decline
~30% bps
Assortment & Promotion
~20% bps
Supply Chain Impact
Strategic Shift

58

OUR IN-HOUSE FINANCING UPMARKET SHIFT HAS RECENT DRIVEN HIGHER CREDIT OPERATING INCOME PERFORMANCE $45M $83M LTM Provision Credit Op. Inc. Growth 3 YEAR AMBITION $143M LTM Charge-offs ($98M) LTM Change in CAPITAL Allowance CONSIDERATIONS C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 59

OVERALL, WE HAVE DRIVEN STRONG RECENT BOTTOM-LINE PERFORMANCE PERFORMANCE 3 YEAR AMBITION $2.37 GAAP EPS Growth CAPITAL CONSIDERATIONS C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 60

WE HAVE ALSO SIGNIFICANTLY RECENT IMPROVED OUR BALANCE SHEET PERFORMANCE % 36 Reduction of Relative Net Debt 3 YEAR AMBITION % 5.5 Cost of Funds LTM CAPITAL CONSIDERATIONS C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 61

RECENT PERFORMANCE

3 YEAR AMBITION

CAPITAL CONSIDERATIONS

OUR 3-YEAR GOAL

$1.6B
LTM Revenue

~9-12%
Revenue CAGR

~$2-2.2B
FY25 Revenue

~30-40%
TOTAL GROWTH REVENUE

62

DELIVER GROWTH ACROSS RECENT THREE KEY REVENUE OPPORTUNITIES PERFORMANCE Strengthen the core and 1 expand geographically 3 YEAR AMBITION FC&O growth with retail sales 2 lift and from optimized credit offerings 20% eCommerce penetration 3 assumption of total retail revenue CAPITAL CONSIDERATIONS 1 2 3 C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 63

RECENT PERFORMANCE

3 YEAR AMBITION

CAPITAL CONSIDERATIONS

PROFIT TARGET AND PATH

6.3%
IMPACT OF CHANGE IN ALLOWANCE

11.6%
EBIT MARGIN

LTM

FY25

High Single Digit
EBIT MARGIN

Change in assortment & price range → Increased eComm penetration & increased sales volume → Higher operating leverage

Continued credit business optimization → EBIT margin contribution

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RECENT PERFORMANCE
3 YEAR AMBITION
CAPITAL CONSIDERATIONS

CAPEX

Increase in tech spend with significant ROI	eComm and unified commerce unlock growth
Investments in distribution network	Support next day delivery value proposition in new markets
Continued investment in new stores	Attractive unit economics

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CAPITAL ALLOCATION FRAMEWORK RECENT PERFORMANCE 3 YEAR AMBITION Investment in Capability-driven Return Capital to Organic Growth Acquisitions Shareholders CAPITAL CONSIDERATIONS C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 66

CONN'S HOMEPLUS IS WELL-POSITIONED TO SCALE UP

3-YEAR GOAL	
~$2B+ REVENUE	~9-12% CAGR
High Single Digit EBIT MARGIN	

RETAIL SHARE OF GROWTH TO GOAL	~30%
CREDIT SHARE OF GROWTH TO GOAL	~15%
eCOMM SHARE OF GROWTH TO GOAL	~55%

Minimize Risk, Maximize Shareholder Value

CONN'S HOMEPLUS INVESTOR DAY 2022

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ALIGNMENT CONFIDENCE CULTURE C C O O N N N N ’’ S S H H O O M M E E P P L L U U S S I I N N V V E E S S T T O O R R D D A A Y Y 2 2 0 0 2 2 2 2 68

CONN’S HOMEPLUS INVESTOR DAY 2022 Q&A SESSION C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 69

CONN’S HOMEPLUS INVESTOR DAY 2022 APPENDIX C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 70

NET INCOME AND NET INCOME PER DILUTED SHARE Net Income and Net Income per Diluted Share (dollars in thousands) Year Ended Last Twelve * January 31, 2020 Months Net Income $ 56,004 $ 125,767 Weighted average common shares outstanding - Diluted 30,814,775 30,007,463 Earnings per share $ 1.82 $ 4.19 *Last Twelve Months as of October 31, 2021 C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 71

EARNINGS BEFORE INTEREST AND TAXES (EBIT) Earnings before Interest and Taxes (EBIT) (dollars in thousands) Year Ended January 31, Last Twelve * 2020 Months Net income (loss) $ 56,004 $ 125,767 Provision (benefit) for income taxes 18,314 23,311 Interest expense 59,107 31,101 (Gain) loss on extinguishment of debt 1,094 778 Earnings before Interest and Taxes (EBIT) $ 134,519 $ 180,957 Revenue $ 1,543,686 $ 1,555,334 EBIT Income as % of revenue 8.7% 11.6% *Last Twelve Months as of October 31, 2021 C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 72

NET DEBT Net Debt (dollars in thousands) Year Ended January * 31, 2020 Last Twelve Months Debt, as reported Current finance lease obligations $ 605 $ 942 Long-term debt and finance lease obligations 1,025,535 459,319 Total debt $ 1,026,140 $ 460,261 Cash, as reported Cash and cash equivalents 5,485 10,597 Restricted Cash 75,370 25,528 Total cash $ 80,855 $ 36,125 Net debt $ 945,285 $ 424,136 Ending portfolio balance, as reported $ 1,602,037 $ 1,124,872 Net debt as a percentage of the portfolio balance 59.0% 37.7% *Balance as of October 31, 2021 C O N N ’ S H O M E P L U S I N V E S T O R D A Y 2 0 2 2 73